                AmeriCredit Automobile Receivables Trust 1996-C
                Class A-1 5.574% Money Market Asset Backed Notes
                   Class A-2 Floating Rate Asset Backed Notes
                       Class A-3 6.40% Asset Backed Notes
                        6.65% Asset Backed Certificates
                             Servicer's Certificate


This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 1996-C, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and LaSalle National Bank, as Backup Servicer and Trust Collateral Agent, dated as of August 1, 1996. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowlege of the Servicer, no Insurance Agreement Event of Default has occurred.

Monthly Period Beginning: 04/01/97
Monthly Period Ending:    04/30/97


I.  MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:

    A.   Beginning of period Aggregate Principal Balance                                         $140,085,569
                                                                                                 ------------
    B.   Purchase of Subsequent Receivables                                                                 0
                                                                                                 ------------
    C.   Monthly Principal Amounts

         (1)  Collections on Receivables outstanding
               at end of period                                        4,129,261
                                                                    ------------
         (2)  Collections on Receivables paid off
               during period                                           1,749,440
                                                                    ------------
         (3)  Receivables becoming Liquidated Receivables
               during period                                           1,580,803
                                                                    ------------
         (4)  Receivables becoming Purchased Receivables
               during period
                                                                    ------------
         (5)  Cram Down Losses occurring during period
                                                                    ------------
         (6)  Other Receivables adjustments                                9,558
                                                                    ------------
         (7)  Less amounts allocable to Interest                      (2,036,274)
                                                                    ------------
         Total Monthly Principal Amounts                                                            5,432,788
                                                                                                 ------------
    D.   End of period Aggregate Principal Balance                                               $134,652,781
                                                                                                 ------------
    E.   Pool Factor                                                                               76.944726%
                                                                                                 ------------

II. MONTHLY PERIOD NOTE BALANCE CALCULATION:

                                                         CLASS A-1    CLASS A-2     CLASS A-3        TOTAL
                                                         ---------   -----------   -----------   ------------
    A.   Beginning of period Note Balance                       $0   $79,999,680   $40,874,837   $120,874,517
                                                         ----------------------------------------------------
    B.   Noteholders' Principal Distributable Amount             0     5,432,788             0      5,432,788
    C.   Noteholders' Accelerated Principal Amount               0             0             0              0
    D.   Accelerated Payment Amount Shortfall                    0             0             0              0
    E.   Note Prepayment Amount                                  0             0             0              0
                                                         ----------------------------------------------------

    F.   End of period Note Balance                             $0   $74,566,892   $40,874,837   $115,441,729
                                                         ----------------------------------------------------
                                                         ----------------------------------------------------

    G.   Note Pool Factors                               0.000000%    93.208615%    99.999600%     68.359277%
                                                         ----------------------------------------------------
                                                         ----------------------------------------------------

                                       1

III.     MONTHLY PERIOD CERTIFICATE BALANCE CALCULATION:

    A.   Beginning of period Certificate Balance                                                 $  6,124,975
                                                                                                 ------------
    B.   Certificateholders' Principal Distributable Amount                                                 0
    C.   Certificateholders' Accelerated Principal Amount                                                   0
    D.   Certificate Prepayment Amount                                                                      0
                                                                                                 ------------
    E.   End of period Certificate Balance                                                       $  6,124,975
                                                                                                 ------------
                                                                                                 ------------
    F.   Certificate Pool Factor                                                                   99.999600%
                                                                                                 ------------
                                                                                                 ------------
IV. RECONCILIATION OF PRE-FUNDING ACCOUNT:

    A.   Beginning of period Pre-Funding Account balance                                                   $0
                                                                                                 ------------
    B.   Purchase of Subsequent Receivables                                                  0
                                                                                  ------------
    C.   Investment Earnings                                                                 0
                                                                                  ------------
    D.   Investment Earnings Transfer to Collections Account                                 0
                                                                                  ------------
    E.   Payment of Mandatory Prepayment Amount                                              0
                                                                                  ------------
                                                                                                            0
                                                                                                 ------------
    F.   End of period Pre-Funding Account balance                                                         $0
                                                                                                 ------------
                                                                                                 ------------
V.  RECONCILIATION OF CAPITALIZED INTEREST ACCOUNT:

    A.   Beginning of period Capitalized Interest Account balance                                          $0
                                                                                                 ------------
    B.   Monthly Capitalized Interest Amount                                                 0
                                                                                  ------------
    C.   Investment Earnings                                                                 0
                                                                                  ------------
    D.   Investment Earnings Transfer to Collections Account                                 0
                                                                                  ------------
    E.   Payment of Overfunded Capitalized Interest Account                                  0
                                                                                  ------------
    F.   Payment of Remaining Capitalized Interest Account                                                  0
                                                                                                 ------------
    G.   End of period Capitalized Interest Account balance                                                $0
                                                                                                 ------------
                                                                                                 ------------
VI. RECONCILIATION OF COLLECTION ACCOUNT:

    A.   Available Funds:
         (1)  Collections on Receivables during period
                 (net of Liquidation Proceeds)                                    $  5,878,701
                                                                                  ------------
         (2)  Liquidation Proceeds collected
                 during period                                                         698,997
                                                                                  ------------
         (3)  Purchase Amounts deposited in Collection
                 Account
                                                                                  ------------
         (4)  (a) Investment Earnings - Collection Account                              23,193
                                                                                  ------------
              (b) Investment Earnings - Transfer From Prefunding Account                     0
                                                                                  ------------
              (c) Investment Earnings - Transfer From Capitalized
                                        Interest Account                                     0
                                                                                  ------------
         (5)  Collection of Supplemental Servicing Fees                                 97,170
                                                                                  ------------
         (6)  Monthly Capitalized Interest Amount                                            0
                                                                                  ------------
         (7)  Mandatory Prepayment Amount
                                                                                  ------------
         Total Available Funds                                                                      6,698,061
                                                                                                 ------------
    B.   Distributions:
         (1)  Agent fees                                                                 5,673
                                                                                  ------------
         (2)  Base Servicing Fee and Supplemental Servicing Fees                       355,744
                                                                                  ------------
         (3)  Noteholders' Interest Distributable Amount
              (a) Class A - 1                                                                0
                                                                                  ------------
              (b) Class A - 2                                                          361,976
                                                                                  ------------
              (c) Class A - 3                                                          217,999
                                                                                  ------------
         (4)  Noteholders' Principal Distributable Amount
              (a) Class A - 1                                                                0
                                                                                  ------------
              (b) Class A - 2                                                        5,432,788
                                                                                  ------------
              (c) Class A - 3                                                                0
                                                                                  ------------
         (5)  Certificateholders' Interest Distributable Amount                         33,943
                                                                                  ------------
         (6)  Certificateholders' Principal Distributable Amount                             0
                                                                                  ------------
         (7)  Security Insurer Premiums                                                 35,457
                                                                                  ------------

         Total distributions                                                                        6,443,580
                                                                                                 ------------
    C.   Excess Available Funds (or Deficiency Claim Amount)                                          254,481
                                                                                                 ------------

                                       2

      D.   Noteholders' Accelerated Principal Amount
                                                                                                 ------------
      E.   Certificateholders' Accelerated Principal Amount
                                                                                                 ------------
      F.   Deposit to Spread Account                                                             $    254,481
                                                                                                 ------------
                                                                                                 ------------
VII.  CALCULATION OF ACCELERATED PRINCIPAL AMOUNT

      A.   Excess Available Funds  (VI.C.)                                                 n/a
                                                                                  ------------
      B.   Pro Forma Security Balance    (II.A.-II.B.+III.A.)                              n/a
                                                                                  ------------
      C.   Required Pro Forma Security Balance   (95% x (I.D.+IV.F.)                       n/a
                                                                                  ------------
      D.   Excess of Pro Forma Balance over Required Balance   (B. - C.)                   n/a
                                                                                  ------------
      E.   End of Period  Class A-1 Note Balance
             (before accel.princ. & accel. princ. shortfall)                               n/a
                                                                                  ------------
      F.   Greater of D. or E.                                                             n/a
                                                                                  ------------
      G.   Accelerated Principal Amount (lesser of  A. or F.)                                             n/a
                                                                                                 ------------
VIII. CALCULATION OF ACCELERATED PAYMENT AMOUNT SHORTFALL

      A.   Pro Forma Security Balance                                                      n/a
                                                                                  ------------
      B.   Required Pro Forma Security Balance                                             n/a
                                                                                  ------------
      C.   Excess of Pro Forma Balance over Required Balance   (A. - B.)                   n/a
                                                                                  ------------
      D.   End of Period  Class A-1 Note Balance
             (before accel.princ. & accel. princ. shortfall)                               n/a
                                                                                  ------------
      E.   Greater of C. or D.                                                             n/a
                                                                                  ------------
      F.   Excess Available Funds (VI.C.)                                                  n/a
                                                                                  ------------
      G.   Investment Earnings on Collection Account                                       n/a
                                                                                  ------------
      H.   Accelerated Payment Amount Shortfall (E.- F.+G.)                                               n/a
                                                                                                 ------------
                                                                                                 ------------
IX.   RECONCILIATION OF SPREAD ACCOUNT:

      A.   Beginning of period Spread Account balance                                            $  8,951,468
                                                                                                 ------------
      B.   Additions to Spread Account
           (1)  Deposits from Collections Account    (VI. F.)                          254,481
                                                                                  ------------
           (2)  Investment Earnings                                                     45,394
                                                                                  ------------
           (3)  Deposits Related to Subsequent Receivables Purchases                         0
                                                                                  ------------
           Total Additions                                                                            299,875
                                                                                                 ------------
      C.   Spread Account balance prior to withdrawals                                              9,251,343
                                                                                                 ------------
      D.   Requisite Amount of Spread Account
            (1)  Initial Spread Account Deposit                                     12,043,237
                                                                                  ------------
            (2)  Subsequent Spread Account Deposits                                  3,706,707
                                                                                  ------------
            (3)  Total Initial & Subsequent Spread Account Deposits (1)+(2)         15,749,944
                                                                                  ------------
            (4)  9% of end of period Aggregate Principal Balance                    12,118,750
                                                                                  ------------
            (5)  $100,000                                                              100,000
                                                                                  ------------
            (6)  $3,500,000                                                          3,500,000
                                                                                  ------------
            (7)  End of period Note and Certificate Balance (before
                   accel.principal shortfall calc)                                 121,566,704
                                                                                  ------------
            (8)  Lesser of (6) or (7)                                                3,500,000
                                                                                  ------------
            (9)  Greater of (5) or (8)                                               3,500,000
                                                                                  ------------
           (10)  Aggregate Principal Balance                                       134,652,781
                                                                                  ------------
           (11)  End of period Note and Certificate Balance (before
                   accel.principal shortfall calc)                                 121,566,704
                                                                                  ------------
           (12)  Line (10) less line (11)                                           13,086,077
                                                                                  ------------
           (13)  OC level (12)/(10), Maximum 11%                                         9.72%
                                                                                  ------------
           (14)  14% less OC level, if OC level is greater than 5%                       4.28%
                                                                                  ------------
           (15)  Percent in (14)  x  End of period Aggregate Principal
                   Balance                                                           5,763,139
                                                                                  ------------
           (16)  15% of end of period Aggregate Principal Balance if
                   Trigger Date
                                                                                  ------------
           Requisite Amount of Spread Account (either
             (3), (4), (9), (15) or (16) as applicable)                                             5,763,139
                                                                                                 ------------
      E.   Withdrawals from Spread Account
           (1)   Priority First - Deficiency Claim Amount                                    0
                                                                                  ------------
           (2)   Priority Second through Third
                                                                                  ------------
           (3)   Priority Fourth - Accelerated Payment Amount Shortfall        n/a
                                                                      ------------
                   Accelerated Payment Amount Shortfall in Excess of
                     Requisite Amount                                                        0
                                                                                  ------------
           (4)   Priority Fifth through Sixth
                                                                                  ------------
           (5)   Priority Seventh - to Servicer                                      3,488,204
                                                                                  ------------
           Total withdrawals                                                                        3,488,204
                                                                                                 ------------
      F.   End of period Spread Account balance                                                  $  5,763,139
                                                                                                 ------------
                                                                                                 ------------
                                       3

X.    PERFORMANCE TESTS:

      A.   Delinquency Ratio
           (1)   Receivables with Scheduled Payment
                   delinquent more than 30 days
                   at end of period   (XI.)                                       $ 13,424,222
                                                                                  ------------
           (2)   Purchased Receivables with Scheduled
                   Payment delinquent more than 30
                   days at end of period
                                                                                  ------------
           (3)   Beginning of period Principal Balance                             140,085,569
                                                                                  ------------
           (4)   Delinquency Ratio (1)+(2) divided by (3)                                               9.58%
                                                                                                 ------------
           (5)   Previous Monthly Period Delinquency Ratio                                              9.61%
                                                                                                 ------------
           (6)   Second previous Monthly Period Delinquency Ratio                                       8.72%
                                                                                                 ------------
           (7)   Average Delinquency Ratio (4)+(5)+(6)
                   divided by 3                                                                         9.30%
                                                                                                 ------------
           (8)   Compliance (Delinquency Test Failure is a
                   Delinquency Ratio equal to or greater than 14%)                                        yes
                                                                                                 ------------
      B.   Default Ratio
           (1)   Receivables becoming Defaulted Receivables
                   during period                                                  $  1,518,125
                                                                                  ------------
           (2)   Purchased Receivables with Scheduled
                   Payment delinquent more than 30
                   days at end of period
                                                                                  ------------
           (3)   Beginning of period Principal Balance                             140,085,569
                                                                                  ------------
           (4)   Default Ratio (1)+(2) x 12 divided by (3)                                             13.00%
                                                                                                 ------------
           (5)   Previous Monthly Period Default Ratio                                                 12.56%
                                                                                                 ------------
           (6)   Second previous Monthly Period Default Ratio                                          11.69%
                                                                                                 ------------
           (7)   Average Default Ratio (4)+(5)+(6)
                   divided by 3                                                                        12.42%
                                                                                                 ------------
           (8)   Compliance (Default Test Failure is a
                   Default Ratio equal to or greater than 21%)                                            yes
                                                                                                 ------------
      C.   Net Loss Ratio
            (1)  Receivables becoming Liquidated Receivables
                   during period                                                  $  1,580,803
                                                                                  ------------
            (2)  Purchased Receivables with Scheduled
                   Payment delinquent more than 30
                   days at end of period
                                                                                  ------------
            (3)  Cram Down Losses occurring during period
                                                                                  ------------
            (4)  Liquidation Proceeds collected
                   during period                                                      (698,997)
                                                                                  ------------
            (5)  Beginning of period Principal Balance                             140,085,569
                                                                                  ------------
            (6)  Net Loss Ratio (1)+(2)+(3)-(4) x 12
                   divided by (5)                                                                       7.55%
                                                                                                 ------------
            (7)  Previous Monthly Period Net Loss Ratio                                                 8.75%
                                                                                                 ------------
            (8)  Second previous Monthly Period Net Loss Ratio                                          9.80%
                                                                                                 ------------
            (9)  Average Net Loss Ratio (6)+(7)+(8)
                   divided by 3                                                                         8.70%
                                                                                                 ------------
           (10)  Compliance (Net Loss Test Failure is a
                   Net Loss Ratio equal to or greater than 12%)                                           yes
                                                                                                 ------------
XI.   DELINQUENCY:

      A.   Receivables with Scheduled Payment delinquent
           (1)   31-60 days                                                        #     1,070     $9,592,493
                                                                                    -------------------------
           (2)   61-90 days                                                                277      2,543,055
                                                                                    -------------------------
           (3)   over 90 days                                                              131      1,288,674
                                                                                    -------------------------
           Receivables with Scheduled Payment delinquent
             more than 30 days at end of period                                          1,478    $13,424,222
                                                                                    -------------------------
XII.  MONTHLY PERIOD NUMBER OF RECEIVABLES CALCULATION:

      A.   Beginning of period number of Receivables                                                   13,885
                                                                                                 ------------
      B.   Number of Subsequent Receivables Purchased                                                       0
                                                                                                 ------------
      C.   Number of Receivables becoming Liquidated
              Receivables during period                                                                   208
                                                                                                 ------------
                                       4

      D.   Number of Receivables becoming Purchased
              Receivables during period
                                                                                                 ------------
      E.   Number of Receivables paid off during period                                                   193
                                                                                                 ------------
      F.   End of period number of Receivables                                                         13,484
                                                                                                 ------------
                                                                                                 ------------
XIII. STATISTICAL DATA:
      A.   Weighted Average APR of the Receivables                                                     20.33%
                                                                                                 ------------
      B.   Weighted Average Remaining Term of the Receivables                                           41.92
                                                                                                 ------------
      C.   Average Receivable Balance                                                            $      9,986
                                                                                                 ------------
      D.   Aggregate Realized Losses                                                             $  6,630,745
                                                                                                 ------------


AmeriCredit Financial Services, Inc.

By:
         -----------------------------------
Name:    DANIEL E. BERCE
         ---------------
Title:   EXECUTIVE VICE-PRESIDENT
         ------------------------
         CHIEF FINANCIAL OFFICER & TREASURER
         -----------------------------------
Date:    MAY 5, 1997
         -----------

                                       5